Sub-Item 77Q1(a)

Copies of any material amendments to the registrant's charter or bylaws:

Amended Schedule B, dated April 30, 2013, to the Declaration of Trust dated November 5, 2004. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange
Commission on June 26, 2013 (Accession Number 0001193125-13-272103).